Advisors Disciplined Trust 2077, 2078, 2083, 2088, 2090, 2091, 2092, 2093 and 2094

Supplement to the Prospectus

Notwithstanding anything to the contrary in each Fund’s prospectus, effective January 1, 2022, the “Understanding Your Investment—How to Buy Units—Reducing Your Sales Fee—Employees” subsection is replaced in its entirety with the below:

“Employees. We waive the transactional sales fee for purchases made by officers, directors and employees (and immediate family members) of the sponsor and its affiliates. These purchases are not subject to the transactional sales fee but will be subject to the creation and development fee. We also waive a portion of the sales fee for purchases made by officers, directors and employees (and immediate family members) of selling firms except as otherwise provided herein. These purchases are made at the public offering price per unit less the applicable regular dealer concession. Immediate family members for the purposes of this paragraph include your spouse, children (including step-children) under the age of 21 living in the same household, and parents (including step-parents). These discounts apply to initial offering period and secondary market purchases. All employee discounts are subject to the policies of the related selling firm, including but not limited to, householding policies or limitations. Only officers, directors and employees (and their immediate family members) of selling firms that allow such persons to participate in this employee discount program are eligible for the discount.

Notwithstanding the above, we also waive a portion of the sales fee for purchases made by employees (including employee-related accounts according to Morgan Stanley’s account linking rules) of Morgan Stanley and its affiliates who purchase units through a Morgan Stanley Wealth Management brokerage account. These purchases are made at the public offering price per unit less the applicable regular dealer concession. These discounts apply to initial offering period and secondary market purchases. This employee discount is subject to the policies of Morgan Stanley.”

Supplement Dated: December 30, 2021